Exhibit 99.1

Senomyx Confirms Previously Announced Results of 2017 Annual Meeting

All Senomyx Director Nominees Re-Elected to Board

Announces Agreement with Dissident Group, Resulting in Formal Withdrawal of Dissident Nominees and Three-Year Standstill

SAN DIEGO, May 22, 2017 – Senomyx, Inc. (“Senomyx” or the “Company”) (NASDAQ: SNMX) today confirmed that Senomyx shareholders voted in accordance with the Company’s recommendation to re-elect the full Board at the Company’s 2017 Annual Meeting of Shareholders (“Annual Meeting”) held on May 11, 2017.

The Concerned Shareholders and Nominees of Senomyx (“CSNS”) group has acknowledged that a quorum was present at the 2017 Annual Meeting and that the Company’s nominees were duly re-elected to the Board. The CSNS group has withdrawn its nominations and proxy contest effective immediately, and has agreed to a customary three-year standstill with the Company.

Additional details of the election results and standstill will be available in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission.

About Senomyx, Inc.

Senomyx discovers novel flavor ingredients and natural high intensity sweeteners that allow food and beverage companies to create better-for-you products.  Under its direct sales program, Senomyx sells its Complimyx® brand flavor ingredients, Sweetmyx®, Savorymyx®, and Bittermyx®, to flavor companies for use in a wide variety of foods and beverages.  In addition, Senomyx has partnerships with leading global food, beverage, and ingredient supply companies, which are currently marketing products that contain Senomyx's flavor ingredients.  For more information, please visit www.senomyx.com.

Contacts

Sloane & Company
Dan Zacchei / Joe Germani, 212-486-9500
dzacchei@sloanepr.com / jgermani@sloanepr.com

Forward-Looking Statements

Information presented in this communication contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the development, growth and expansion of the Company’s business, the Company’s intent, belief, or current expectations, primarily with respect to the Company’s future operating performance, and the product the Company expects to offer and other statements regarding matters that are not historical facts, are forward-looking statements. Forward-looking statements generally can be identified by words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company’s plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company’s reports and filings with the SEC including, without limitation, most recently the Company’s Annual Report on Form 10-K for the period ended December 31, 2016, under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The forward-looking statements speak only as of the date on which they are made and the Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise, except as required by law. Each forward-looking statement contained in the Company’s proxy statement is specifically qualified in its entirety by the aforementioned factors. You are advised to carefully read the Company’s proxy statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.